SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 12, 2004

                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


         DELAWARE                   1-4717                      44-0663509
(State or other jurisdiction    (Commission file              (IRS Employer
      of incorporation)                number)           Identification Number)


                427 West 12th Street, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)


                Company's telephone number, including area code:
                                (816) 983 - 1303


                                 Not Applicable
          (Former name or former address if changed since last report)









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Item 7. Financial Statements and Exhibits

(c)     Exhibits

        Exhibit No.   Document
        (99)          Additional Exhibits

        99.1 Press Release issued by Kansas City Southern dated July 12, 2004 entitled, "Kansas City Southern Announces Second Quarter 2004 Earnings Release Date, Conference Call and Meeting," is attached hereto as Exhibit 99.1


Item 9. Regulation FD Disclosure

Kansas City Southern ("KCS" or "Company") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the KCS news release, dated July 12, 2004, announcing the date, time and other relevant information regarding the Company's second quarter presentation and conference call of its financial results for the three and six month periods ended June 30, 2004.

The information included in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Kansas City Southern


Date: July 14, 2004                  By:  /s/ Ronald G. Russ
                                             Ronald G. Russ
                            Executive Vice President and Chief Financial Officer

EXHIBIT 99.1



     Date:                 July 12, 2004

     Media Contact:        William H. Galligan,             Phone: 816/983-1551
                           william.h.galligan@kcsr.com


                         Kansas City Southern Announces
      Second Quarter 2004 Earnings Release Date, Conference Call & Meeting

Kansas City, MO. Kansas City Southern (KCS)(NYSE: KSU) will report financial results for its Second Quarter 2004 on Thursday, July 29, 2004, prior to the opening of trading on the New York Stock Exchange (NYSE).

KCS management will discuss the Company's second quarter financial and operating performance at a conference beginning at 1:00 EDT, Thursday, July 29, at the JPMorgan building at 277 Park Avenue, 17th floor, New York, NY. Lunch will be available prior to the meeting at 12:30 EDT. Those unable to attend, may listen to the conference via telephone by calling 1-800-955-1795 (U.S. and Canada), or 1-706-643-0096 (International). A replay of the presentation will be available for one week (through August 5, 2004) by calling 1-800-642-1687 (U.S. and Canada), or 1-706-645-9291, conference code # 8203598. The accompanying visuals to the presentation will be available on the KCS website, www.kcsi.com on July 29 immediately prior to the conference.

KCS is comprised of, among others, The Kansas City Southern Railway Company
(KCSR) and equity investments in Grupo TFM, Southern Capital Corporation and the Panama Canal Railway Company.

This press release includes statements concerning potential future events involving the Company, which could materially differ from the events that actually occur. The differences could be caused by a number of factors including those factors identified in the "Risk Factors" and the "Cautionary Information" sections of the Company's Form 10-K for the year ended December 31, 2003, filed by the Company with the Securities and Exchange Commission (SEC) (Commission file no. 1-4717). The Company will not update any forward-looking statements in this press release to reflect future events or developments.